Prospectus
October 29, 2001

WADDELL & REED ADVISORS CORE INVESTMENT FUND

The Securities and Exchange Commission has not approved
or disapproved the Fund's securities, or determined whether
this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

CONTENTS

AN OVERVIEW OF THE FUND
INVESTMENT PRINCIPLES OF THE FUND
 Investment Goals, Principal Strategies and Other Investments
 Risk Considerations of Principal Strategies and Other Investments
YOUR ACCOUNT
 Choosing a Share Class
 Buying Shares
 Selling Shares
 Distributions and Taxes
THE MANAGEMENT OF THE FUND
 Portfolio Management
 Management Fee
FINANCIAL HIGHLIGHTS

AN OVERVIEW OF THE FUND

Waddell & Reed Advisors
Core Investment Fund

GOALS

(formerly United Income Fund[R]) seeks capital growth and income, with a primary emphasis on income.

Principal Strategies

Core Investment Fund seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies with dominant market positions in their industries. The Fund invests in securities that have the potential for capital appreciation or that Waddell & Reed Investment
Management Company (WRIMCO), the Fund's investment manager, expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company.

WRIMCO attempts to select securities with growth and income possibilities by looking at many factors including the company's:

* profitability record

* history of improving sales and profits

* management

* leadership position in its industry

* stock price value

* dividend payment history

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer the prospect of continued
dividend payment and/or significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Core
Investment Fund. These include:

* adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
  Fund's holdings to fall as part of a broad market decline

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* WRIMCO's skill in evaluating and selecting securities for the Fund

Market risk for small or medium sized companies may be greater than that for large companies. Stock of smaller companies, as well as stock of companies with high-growth expectations reflected in their stock price, may experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Core Investment Fund is designed for investors who seek capital growth and income, with a primary emphasis on income. You should consider whether the
Fund fits your particular investment objectives.

PERFORMANCE

Core Investment Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

* The performance table shows average annual total returns for each class and compares them to the market indicators listed.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell &
Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

1991       30.66%
1992       11.90%
1993       16.05%
1994       -1.82%
1995       29.60%
1996       20.36%
1997       27.34%
1998       24.02%
1999       16.41%
2000        9.65%

In the period shown in the chart, the highest quarterly return was 18.72%
(the second quarter of 1997) and the lowest quarterly return was -7.28%
(the third quarter of 1998). The Class A return for the year through
September 30, 2001 was -24.29%.

Average Annual Total Returns

as of December 31, 2000 (%)    1 Year      5 Years    10 Years Life of Class[1]

Class A Shares of
Core Investment Fund            3.35%       18.00%      17.23%

S&P 500 Index                  -9.18%       18.35%      17.47%

Lipper Large-Cap Core Funds
Universe Average               -8.96%       16.62%      15.86%

Class B Shares of
Core Investment Fund            4.99%                               13.71%

S&P 500 Index                  -9.18%                               -1.61%

Lipper Large-Cap Core Funds
Universe Average               -8.96%                                0.82%

Class C Shares of
Core Investment Fund            8.46%                               16.53%

S&P 500 Index                  -9.18%                               -1.61%

Lipper Large-Cap Core Funds
Universe Average               -8.96%                                0.82%

Class Y Shares of
Core Investment Fund            9.88%       19.61%                  19.26%

S&P 500 Index                  -9.18%       18.35%                  19.43%

Lipper Large-Cap Core Funds
Universe Average               -8.96%       16.62%                  17.42%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

[1]Since October 4, 1999 for Class B shares and for Class C shares and
June 19, 1995 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from October 31, 1999 (Class B and C) and June 30, 1995
(Class Y).

FEES AND EXPENSES

Core Investment Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from       Class A      Class B     Class C     Class Y
your investment)                Shares       Shares      Shares      Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)               5.75%         None        None        None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)              None[2]           5%          1%        None

Annual Fund Operating Expenses
(expenses that are deducted    Class A      Class B     Class C     Class Y
from Fund assets)               Shares       Shares      Shares      Shares

Management Fees                  0.58%        0.58%       0.58%       0.58%

Distribution and Service
(12b-1) Fees                     0.25%        1.00%       1.00%        None

Other Expenses[3]                0.14%        0.47%       0.49%       0.15%

Total Annual Fund
Operating Expenses               0.97%        2.05%       2.07%       0.73%

[1]The Contingent Deferred Sales Charge (CDSC) which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Expense ratios are based on Fund-level expenses for the fiscal period ended June 30, 2001. Actual expenses may be greater or less than those shown.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:                 1 Year   3 Years   5 Years        10 Years

Class A Shares                      $668      $866    $1,080          $1,696
Class B Shares                      $608      $943    $1,203          $2,099[1]
Class C Shares                      $210      $649    $1,114          $2,400
Class Y Shares                      $ 75      $233     $ 406           $ 906

If shares are not redeemed
at end of period:                 1 Year   3 Years   5 Years        10 Years

Class A Shares                      $668      $866    $1,080          $1,696
Class B Shares                      $208      $643    $1,103          $2,099[1]
Class C Shares                      $210      $649    $1,114          $2,400
Class Y Shares                      $ 75      $233     $ 406           $ 906

[1]Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares 8 years after the month in which the shares were purchased.

THE INVESTMENT PRINCIPLES OF THE FUND

Investment Goals, Principal Strategies and Other Investments

Waddell & Reed Advisors Core Investment Fund

The goal of Core Investment Fund is to seek capital growth and income, with a primary emphasis on income. The Fund seeks to achieve its goals by investing, during normal market conditions, primarily in a diversified portfolio of securities, typically the stocks of large, high-quality U.S.
and foreign companies that are well known and have been consistently profitable. The Fund may invest a limited amount of its assets in foreign securities. It is possible that the universe of appropriate income-
producing stocks may be limited and may, from time to time, decrease. As such, there is no guarantee that the Fund will achieve its goals.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (typically, investment grade) and preferred stocks. However, by taking a temporary defensive position, the Fund may not achieve its investment objectives.

The Fund may also invest in and use other types of instruments in seeking to achieve its goal. For example, the Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the
Statement of Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. The Fund is subject to equity risk and other market risk, financial risk and, in some cases, prepayment risk.

* Market risk is the possibility of a change in the price of the security.
  The prices of common stocks and other equity securities generally fluctuate more than those of other investments. The Fund may lose a substantial part, or even all, of its investment in a company's stock.
  Growth stocks may experience greater price volatility than value stocks.
  To the extent that the Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive.
  For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of the Fund will likely change as well.

* Financial risk is based on the financial situation of the issuer of the security. To the extent the Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, the Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

* Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of the Fund's authorized investments and strategies (such as foreign securities, junk bonds and derivative instruments) involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject the Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose the Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

YOUR ACCOUNT

Choosing a Share Class

The Fund offers four classes of shares: Class A, Class B, Class C and
Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years).
Class B and Class C shares are not available for investments of $2 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in the Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A                  Class B                     Class C

Initial sales charge     No initial sales charge     No initial sales
                                                     charge

No deferred sales        Deferred sales charge on    A 1% deferred sales
charge[1]                shares you sell within      charge on shares you
                         six years after purchase    sell within twelve
                                                     months after purchase

Maximum distribution     Maximum distribution        Maximum distribution
and service (12b-1)      and service (12b-1) fees    and service (12b-1)
fees of 0.25%            of 1.00%                    fees of 1.00%

For an investment of     Converts to Class A shares  Does not convert to
$2 million or more,      8 years after the month     Class A shares, so
only Class A shares      in which the shares were    annual expenses do
are available            purchased, thus reducing    not decrease
                         future annual expenses

                         For an investment of $300,000
                         or more, your financial advisor
                         typically will recommend
                         purchase of Class A shares due
                         to a reduced sales charge and
                         lower annual expenses

[1]A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

Class Y shares are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

* participants of employee benefit plans established under section 403(b)
  or section 457, or qualified under section 401 of the Code, including
  401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records

* banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records

* government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more

* certain retirement plans and trusts for employees and financial advisors of Waddell & Reed and its affiliates

* Waddell & Reed InvestEd Portfolios, Inc.

Buying Shares

You may buy shares of the Fund through Waddell & Reed and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to
Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To purchase Class Y shares by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to
Waddell & Reed at the above address, or fax it to 800-532-2784. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the
account of Waddell & Reed Number 9800007978, Special Account for Exclusive
Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class
A shares, the applicable sales charge.

In the calculation of a Fund's NAV:

* The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

* Bonds are generally valued according to prices quoted by an independent pricing service.

* Short-term debt securities are valued at amortized cost, which approximates market value.

* Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of
  Directors.

The Fund is open for business each day the New York Stock Exchange (NYSE)
is open. The Fund normally calculates its NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted.
Note the following:

* All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

* If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors
  Funds, W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc.
  the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.

* The Fund does not issue certificates representing Class B, Class C or
  Class Y shares.

* If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class Y:

To Open an Account

For a government entity or authority                       $10 million
or for a corporation                       (within first twelve months)

For other eligible investors                                Any amount

To Add to an Account                                        Any amount

Adding to Your Account

Subject to the minimums described under Minimum Investments, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc.
Mail the check to Waddell & Reed, along with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed
Number 9800007978, Special Account for Exclusive Benefit of Customers FBO
Customer Name and Account Number.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a
Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class A, Class B or Class C shares.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

* the name on the account registration

* the Fund's name

* the account number

* the dollar amount or number, and the class, of shares to be redeemed

* any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 800-532-
2783, or fax your request to 800-532-2784, and give your instructions to redeem your shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services
Company at the address listed above. Note the following:

* If more than one person owns the shares, each owner must sign the written request.

* If you hold a certificate, it must be properly endorsed and sent to the
  Fund.

* If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored.
  If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

* Redemptions may be suspended or payment dates postponed on days when the
  NYSE is closed (other than weekends or holidays), when trading on the
  NYSE is restricted or as permitted by the Securities and Exchange
  Commission.

* Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the
  Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

* If you purchased shares of the Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable
  Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

The Fund may require a signature guarantee in certain situations such as:

* a redemption request made by a corporation, partnership or fiduciary

* a redemption request made by someone other than the owner of record

* the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all of your Fund shares in your account if their aggregate NAV is less than $500. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of the Fund to
$500. For Class B and Class C shares, these redemptions are not subject to the deferred sales charge. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate
NAV of less than $500 due to market forces.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The
Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the
Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service.
Additionally, a toll-free call, 888-WADDELL, connects you to a Client
Services Representative or our automated customer telephone service.
During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access our web site, www.waddell.com, to:

* Obtain price information about other funds in the Waddell & Reed
  Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios,
  Inc.

* Obtain a Fund's current prospectus

Reports

Statements and reports sent to you include the following:

* confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

* year-to-date statements (quarterly)

* annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for
Client Services if you need additional copies of annual or semiannual reports or account information.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds, in W&R
Funds, Inc. or in Waddell & Reed InvestEd Portfolios, Inc. without the payment of an additional sales charge if you exchange Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class Y shares of any of the Funds and buy Class Y shares of another
Fund. In addition, exchanging Class Y shareholders in the Waddell & Reed
Advisors Funds may buy Class A shares of Waddell & Reed Advisors Cash
Management, Inc. or Class A shares of Waddell & Reed Advisors Municipal
Money Market Fund, Inc.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, as discussed in the SAI.

Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, the Fund declares dividends from net investment income quarterly in March, June, September and December. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in
December. Ordinarily, dividends are paid on shares starting on the day after the shares are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. The Fund offers two options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the
   Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in the
Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Dividends from the Fund's investment company taxable income (which includes net short-term gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-
term capital gains generally are taxed at a maximum rate of 20% for noncorporate shareholders.

The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds, W&R Funds,
Inc. or Waddell & Reed InvestEd Portfolios, Inc. generally will have similar tax consequences. In addition, if you purchase shares of a Fund within thirty (30) days before or after redeeming other shares of the Fund
(regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Withholding. As of January 1, 2002, the Fund must withhold 30% of all taxable dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number.
Withholding at that rate also is required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends paid by the
Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Fund.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; you will find more information in the Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

THE MANAGEMENT OF THE FUND

Portfolio Management

The Fund is managed by WRIMCO, subject to the authority of the Fund's
Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds, Inc., W&R
Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. since the inception of each company. WRIMCO is located at 6300 Lamar Avenue, P.O.
Box 29217, Shawnee Mission, Kansas 66201-9217.

James D. Wineland is primarily responsible for the management of Waddell &
Reed Advisors Core Investment Fund. Mr. Wineland has held his Fund responsibilities since July 1997. He is Senior Vice President of WRIMCO,
Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of
WRIMCO. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since January 1988 and has been an employee of such since November 1984.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Fund pays fees related to its daily operations.
Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by the Fund at the annual rates of:

for Waddell & Reed Advisors Core Investment Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion,
0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $6 billion, and 0.50% of net assets over
$6 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal period ended June 30, 2001 were 0.29% (0.58% on an annualized basis)

WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of the Fund's Class A, Class B, Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

Waddell & Reed Advisors Core Investment Fund

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal period ended June 30, 2001, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period[1]:

                         For the              For the fiscal year
                  fiscal period               ended December 31,
                          ended     --------------------------------------
                        6/30/01     2000     1999    1998     1997     1996
                        -------    -----    -----   -----    -----    -----
Class A Per-Share Data

Net asset value,
 beginning of period ...  $7.08    $8.13    $7.52   $7.59    $6.58    $5.79
                          -----    -----    -----   -----    -----    -----

Income (loss) from investment
 operations:

 Net investment income..   0.00     0.01     0.08    0.20     0.06     0.07

 Net realized and
  unrealized gain (loss)
  on investments.......   (0.80)    0.77     1.13    1.66     1.73     1.10
                          -----    -----    -----   -----    -----    -----

Total from investment
 operations.............  (0.80)    0.78     1.21    1.86     1.79     1.17
                          -----    -----    -----   -----    -----    -----

Less distributions:

 From net investment
  income ................ (0.01)   (0.01)   (0.08)  (0.19)   (0.06)   (0.06)

 From capital gains ....  (0.00)   (1.82)   (0.52)  (1.74)   (0.72)   (0.32)
                          -----    -----    -----   -----    -----    -----

Total distributions...... (0.01)   (1.83)   (0.60)  (1.93)   (0.78)   (0.38)
                          -----    -----    -----   -----    -----    -----

Net asset value,
 end of period........... $6.27    $7.08    $8.13   $7.52    $7.59    $6.58
                          =====    =====    =====   =====    =====    =====

Class A Ratios/Supplemental Data

Total return[2].......... -11.35%    9.65%   16.41%  24.02%   27.34%   20.36%

Net assets, end of
 period (in millions).... $7,097   $8,219   $8,102  $7,368   $6,196   $4,851

Ratio of expenses to
 average net assets ....    0.98%[3] 0.94%    0.94%   0.89%    0.84%    0.86%

Ratio of net investment
 income to average
 net assets ............    0.14%[3] 0.12%    0.94%   1.11%    0.74%    1.03%

Portfolio turnover
 rate  .................   15.48%   48.05%   53.79%   49.29%  33.59%   22.24%

[1]Per-share amounts have been adjusted retroactively to reflect the 400%
stock dividend effected June 26, 1998.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

[3]Annualized.

Waddell & Reed Advisors Core Investment Fund

For a Class B share outstanding throughout each period:

                                                                  For the
                                 For the          For the     period from
                           fiscal period      fiscal year      10/4/99[1]
                                   ended            ended         through
                                 6/30/01         12/31/00        12/31/99
                                 -------         --------        --------
Class B Per-Share Data

Net asset value,
 beginning of period ........      $6.99            $8.13          $7.77
                                   -----            -----          -----

Income (loss) from
 investment operations:

  Net investment loss ........     (0.02)           (0.04)         (0.00)

  Net realized and
    unrealized gain (loss)
    on investments...........      (0.81)            0.72           0.88
                                   -----            -----          -----

Total from investment
 operations .................      (0.83)            0.68           0.88
                                   -----            -----          -----

Less distributions:

  From net investment
    income...................      (0.00)           (0.00)         (0.00)

  From capital gains .........     (0.00)           (1.82)         (0.52)
                                   -----            -----          -----

Total distributions...........     (0.00)           (1.82)         (0.52)
                                   -----            -----          -----

Net asset value, end of period     $6.16            $6.99          $8.13
                                   =====            =====          =====

Class B Ratios/Supplemental Data

Total return..................    -11.87%            8.43%         11.53%

Net assets, end of period
 (in millions) ..............        $86              $72            $13

Ratio of expenses to average
 net assets .................       2.07%[2]         1.98%          2.18%[2]

Ratio of net investment loss
 to average net assets ......      -0.93%[2]        -0.91%         -0.59%[2]

Portfolio turnover rate.......     15.48%           48.05%         53.79%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended December 31, 1999.

Waddell & Reed Advisors Core Investment Fund

For a Class C share outstanding throughout each period:
                                                                  For the
                                 For the          For the     period from
                           fiscal period      fiscal year      10/4/99[1]
                                   ended            ended         through
                                 6/30/01         12/31/00        12/31/99
                                 -------         --------        --------
Class C Per-Share Data

Net asset value,
 beginning of period ........      $6.99            $8.13          $7.77
                                   -----            -----          -----

Income (loss) from
 investment operations:
 Net investment loss ........      (0.02)           (0.03)         (0.00)

  Net realized and
    unrealized gain (loss)
    on investments...........      (0.81)            0.71           0.88
                                   -----            -----          -----

Total from investment
 operations .................      (0.83)            0.68           0.88
                                   -----            -----          -----

Less distributions:
 From net investment
    income...................      (0.00)           (0.00)         (0.00)

  From capital gains .........     (0.00)           (1.82)         (0.52)
                                   -----            -----          -----

Total distributions...........     (0.00)           (1.82)         (0.52)
                                   -----            -----          -----

Net asset value,
 end of period ..............      $6.16            $6.99          $8.13
                                   =====            =====          =====

Class C Ratios/Supplemental Data

Total return..................    -11.87%            8.46%         11.53%

Net assets, end of period
 (in millions) ..............        $19              $16             $1

Ratio of expenses to
 average net assets .........       2.10%[2]         2.01%          2.23%[2]

Ratio of net investment loss
 to average net assets ......      -0.96%[2]        -0.95%         -0.63%[2]

Portfolio turnover rate.......     15.48%           48.05%         53.79%[3]

[1]Commencement of operations.

[2]Annualized.

[3]For the fiscal year ended December 31, 1999.

Waddell & Reed Advisors Core Investment Fund

For a Class Y share outstanding throughout each period[1]:

                         For the              For the fiscal year
                  fiscal period               ended December 31,
                          ended     --------------------------------------
                        6/30/01     2000     1999    1998     1997     1996
                        -------    -----    -----   -----    -----    -----
Class Y Per-Share Data

Net asset value,
 beginning of period ...  $7.09    $8.13    $7.52   $7.59    $6.58    $5.79
                          -----    -----    -----   -----    -----    -----
Income (loss) from
 investment operations:

Net investment income ..   0.01     0.03     0.10    0.24     0.07     0.07

  Net realized and
    unrealized gain (loss)
    on investments......  (0.81)    0.77     1.13    1.66     1.73     1.11
                          -----    -----    -----   -----    -----    -----

Total from investment
 operations ............  (0.80)    0.80     1.23    1.90     1.80     1.18
                          -----    -----    -----   -----    -----    -----

Less distributions:

  From net investment
    income..............  (0.02)   (0.02)   (0.10)  (0.23)   (0.07)   (0.07)

  From capital gains .... (0.00)   (1.82)   (0.52)  (1.74)   (0.72)   (0.32)
                          -----    -----    -----   -----    -----    -----

Total distributions...... (0.02)   (1.84)   (0.62)  (1.97)   (0.79)   (0.39)
                          -----    -----    -----   -----    -----    -----

Net asset value,
 end of period .........  $6.27    $7.09    $8.13   $7.52    $7.59    $6.58
                          =====    =====    =====   =====    =====    =====

Class Y Ratios/Supplemental Data

Total return.............-11.33%    9.88%   16.67%  24.27%   27.49%   20.53%

Net assets, end of
 period (in millions) ..   $176     $210     $283    $399     $299     $151

Ratio of expenses to
 average net assets ....   0.74%[2] 0.74%    0.73%   0.71%    0.72%    0.73%

Ratio of net investment
 income to average
 net assets ............   0.38%[2] 0.33%    1.18%   1.29%    0.85%    1.17%

Portfolio turnover
 rate  .................  15.48%   48.05%   53.79%   49.29%  33.59%   22.24%

[1]Per-share amounts have been adjusted retroactively to reflect the 400%
stock dividend effected June 26, 1998.

[2]Annualized.

This page is for your notes and calculations.

Waddell & Reed Advisors Funds

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Waddell & Reed Advisors Funds

You can get more information about the Fund in its --

* Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

* Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the Fund's current SAI or copies of its most recent
Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Fund (including the current SAI and most recent
Annual and Semiannual Reports) is available from the SEC's web site at
http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public
Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling
202-942-8090.

The Fund's SEC file number is: 811-2552

Waddell & Reed, Inc.
6300 Lamar Avenue, P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL